Northwestern Mutual Series Fund, Inc.
Domestic Equity Portfolio
Supplement Dated March 19, 2025 to the
Summary Prospectus Dated May 1, 2024
The following information supplements the Summary Prospectus for the Domestic Equity Portfolio, dated May 1, 2024 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.

Portfolio Managers Update – Domestic Equity Portfolio
Effective February 28, 2025, Vincent Celentano joined Nikhil Lalvani and Erin Ksenak as a co-portfolio manager for the Domestic Equity Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the Summary Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers:  Nikhil G. Lalvani, CFA, Managing Director, Senior Portfolio Manager and Team Leader at DIFA, has been with Macquarie Asset Management since 1997, and has co-managed the Portfolio since 2012.
Erin Ksenak, Senior Vice President and Portfolio Manager at DIFA, has been with Macquarie Asset Management since May 2017, and has co-managed the Portfolio since December 2020.
Vincent Celentano, CFA, Senior Vice President and Portfolio Manager at DIFA, has been with Macquarie Asset Management since 2018, and has co-managed the Portfolio since February 2025.”

Please retain this Supplement for future reference.